UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Commission File Number 0-27403

Date of Report: December 15, 2006

WHITNEY INFORMATION NETWORK, INC.

(Exact name of registrant as specified in its charter)

COLORADO	84-1475486
(State of other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1612 Cape Coral Parkway, Cape Coral Florida 33904

(Address of principal executive offices)

(239) 542-0643

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 19, 2006,  Whitney Information Network, Inc. (the “Company”) issued a press release announcing the termination of employment of Nicholas S. Maturo, President and Chief Operating Officer and Rance Masheck, Vice President, Sales and Marketing of EduTrades, Inc. (a subsidiary of the Company).

A copy of the press release is filed as Exhibit 99.1 hereto, the terms of which are incorporated herein by reference.

Item 9.01.                  Financial Statements and Exhibits.

(d)                                                         Exhibits

Exhibit No.	Description
99.1	Press release by Whitney Information Network, Inc. dated December 19, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITNEY INFORMATION NETWORK, INC.

Date: December 19, 2006	/s/ Alfred R. Novas
Alfred R. Novas
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release by Whitney Information Network, Inc. dated December 19, 2006